Exhibit 10.3

The Toronto-Dominion Bank

66 Wellington Street West, 4th Floor

Toronto, ON M5K 1A2, Canada

TD Luxembourg International Holdings S.à r.l.

46A Avenue J. F. Kennedy, First Floor

L-2958 Luxembourg, Grand-Duchy of Luxembourg

September 18, 2017

TD Ameritrade Holding Corporation

200 South 108th Avenue

Omaha, Nebraska 68154

Re: Termination of Stockholder Director Letter Agreement

Ladies and Gentlemen:

Reference is made to that certain letter agreement regarding the appointment of the Stockholder Director to the Board, dated as of October 24, 2016 (the “Agreement”), by and among The Toronto-Dominion Bank, TD Luxembourg International Holdings S.à r.l. and TD Ameritrade Holding Corporation. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

The parties hereby terminate the Agreement, effective immediately, without any further action being required by any party, and no party to the Agreement shall have any rights or obligations thereunder.

This letter agreement may be executed by facsimile in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware (except to the extent that mandatory provisions of federal law are applicable), without giving effect to the principles of conflicts of law, and shall be binding upon the successors and assigns of the parties.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this letter agreement by signing in the space provided below.

Very truly yours,

THE TORONTO-DOMINION BANK

By:	/s/ Barbara Hooper
	Name:	Barbara Hooper
	Title:	Executive Vice President, Treasury and Balance Sheet Management

TD LUXEMBOURG INTERNATIONAL HOLDINGS S.À R.L.

By:	/s/ Yves Sawaya
	Name:	Yves Sawaya
	Title:	Managing Director

TD AMERITRADE HOLDING CORPORATION

By:	/s/ Ellen L.S. Koplow
	Name:	Ellen L.S. Koplow
	Title:	Executive Vice President, General Counsel